SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 9, 2002
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                               NetIQ Corporation
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               (Exact name of Registrant as Specified in Charter)


          Delaware                      000-26757                 77-0405505
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)



3553 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                           95134
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (408) 856-3000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

















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Item 5. Other Events

On December 9, 2002, NetIQ Corporation (the "Company") announced that it had completed its acquisition of PentaSafe Security Technologies, Inc. ("PentaSafe"), a provider of integrated security management solutions.

The addition of PentaSafe accelerates the Company's presence and momentum in the Security Management market, broadens its customer base, and strengthens its security product portfolio and domain expertise. This merger also capitalizes on the convergence of systems and security management.

Safe Harbor Statement

This periodic report on Form 8-K and the press release attached hereto contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the acquisition of PentaSafe, future financial results, product plans and market acceptance of the company's products. The Company's future results could differ materially from the expectations discussed herein. Factors that could cause or contribute to such differences include the current uncertain business climate; risks inherent in technology businesses, including the timing and successful development of new products; risks related to the integration of the companies and achievement of anticipated revenue and cost synergies; the Company's ability to retain and hire technical personnel and other employees; changing relationships with customers, suppliers and strategic partners; unanticipated costs associated with integration and operation activities; customer acceptance of new product offerings; pricing of new products; and competition in our various product lines. For a more comprehensive discussion of risks and uncertainties relating to the Company's business, please read the discussions of these risks in documents filed from time to time with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

Item 7.  Exhibits

         (99.1) Press Release dated December 9, 2002









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 18, 2002                  By: /s/ James Barth
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                                              James Barth
                                              Sr. Vice President Finance and
                                              Administration and Chief Financial
                                              Officer































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                                  Exhibit Index


(99.1)   Press Release dated December 9, 2002